SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2004

                               PTEK HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


       Georgia                        000-27778                   59-3074176
(State of Incorporation)        (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)



                            3399 Peachtree Road, N.E.
                          The Lenox Building, Suite 700
                             Atlanta, Georgia 30326
          (Address of principal executive offices, including zip code)


                                 (404) 262-8400
              (Registrant's telephone number, including area code)

Item 5. Other Events and Required FD Disclosure
-----------------------------------------------

     On May 11, 2004, PTEK Holdings, Inc. ("PTEK" or the "Company") issued a press release announcing that it has secured a commitment from Bank of America, N.A. for a new $140 million credit facility. The facility includes a $100 million three-year revolving line of credit and a $40 million three-year contingent term loan, and, when closed, will replace the Company's current $60 million line. The $100 million revolver will be available to redeem the Company's 2004 and 2008 Convertible Notes, as well as for working capital, acquisitions and other corporate purposes. The $40 million term loan will be available solely to underwrite the redemption of the 2008 Convertible Notes.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c)  Exhibits

     The following exhibit is filed herewith as part of this Current Report on Form 8-K:

Exhibit No.    Description
-----------    -----------

     99 Press Release, dated May 11, 2004, announcing $140 million credit facility commitment.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PTEK HOLDINGS, INC.


Date:  May 11, 2004                           By: /s/ L. Scott Askins
                                                  ------------------------------
                                                  L. Scott Askins
                                                  Senior Vice President - Legal,
                                                  General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

   99 Press Release, dated May 11, 2004, announcing $140 million credit facility commitment.